                                                                Exhibit 10.53

                            HERTZ TECHNOLOGIES, INC.
                              MARKETING AGREEMENT
                       SERVICE PROVIDED TO HERTZ BY AT&T

* AN ASTERISK in this document indicates that the portion of the text so marked is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

THIS AGREEMENT made and entered into this 7th day of July, 1995 by and between Hertz Technologies, Inc. a Delaware Corporation with principal offices at 225 Brae Blvd., Park Ridge, New Jersey 07656 (hereinafter referred to as "Hertz") and Consortium 2000 a California Corporation with principal offices at 6167 Bristol Parkway, Suite 300, Culver City, California 90230 (hereinafter referred to as "Consultant").

                                    RECITALS

WHEREAS, Hertz Technologies, Inc. is a provider of telecommunications products and/or services (hereinafter referred to as "Hertz"), and now desires to contract with Consultant to offer said services and/or products to Hertz' customers;

NOW THEREFORE, the parties agree as follows:

1. APPOINTMENT: Hertz hereby appoints Consultant as a non-exclusive representative to promote and market the services listed on the attached Schedule A. Other products and/or services may be added by mutual agreement of Hertz and Consultant.

2. TERM: This Agreement shall be effective on the date first entered above and shall continue in full force and effect for 3 years from this date unless terminated earlier in a manner provided for in this agreement.

3. OBLIGATIONS AND AGREEMENTS OF CONTRACTOR: As marketing contractor for Hertz, Consultant agrees to perform the following for or on behalf of Hertz.

        a) All customers shall contract directly with Hertz when placing orders with Consultant, and Consultant shall take such orders only in the name of, on behalf of, and at such prices, terms and conditions as authorized by Hertz.

        b) Consultant will complete due diligence and establish credit worthiness on all customers or prospective customers before submitting orders to Hertz. Hertz retains the right to independently review the credit application and/or to reject it.

        c) Upon the termination or expiration of the Agreement, Consultant shall promptly return as directed all Hertz property to Hertz.

                       SERVICE PROVIDED TO HERTZ BY AT&T

        d) Consultant further agrees to keep confidential such information concerning the Hertz products and services and telecommunications network of which it shall become aware except as Hertz shall expressly allow as necessary to the marketing of the Hertz Technologies, Inc.

        e) Consultant further agrees to accept responsibility for all business submitted under this contract, including business submitted by Consultant's sales associates. This includes, but is not limited to, total financial responsibility for mis-quotes or omissions by Consultant or Consultant's sales associates to Customers relating to facilities, services, or rates provided by Hertz.

4. ACCEPTANCE OF ORDERS: An order shall be deemed accepted by Hertz only when it has been reviewed and accepted in writing by Hertz. Except as may otherwise be provided in Paragraph 5, Hertz, in its absolute discretion and without incurring any liability of any type to Consultant or to customer, either for the payment of commission or otherwise:

        a) may refuse or reject any order, in whole or in part, whether solicited by Consultant hereunder or otherwise;

        b) may fix the terms and conditions upon which it will accept any service order;

        c) may cancel or permit cancellation by customer of any such service order after acceptance hereof by Hertz; and

        d) may grant such allowance or concessions to the customer as it may deem proper.

5.      COMPENSATION:

        a) Hertz shall pay Consultant a commission for customer orders which Hertz, in its sole discretion, accepts in writing, according to the attached Schedule B.

                       SERVICE PROVIDED TO HERTZ BY AT&T

        b) Commission to Consultant shall be paid within thirty (30) days of Hertz' invoice to Customer. With each commission, Hertz will provide Consultant a statement summarizing the computation of the commission. All commission payments will be final and binding upon Consultant unless written objection thereto is delivered to Hertz within sixty (60) days of Consultant's receipt of payment.

        c) No charge of any king will be assessed for setting up or for providing the Telephone Discount Service against the customer or the Consultant other than those outlined in this Agreement.

        d) Compensation to Consultant for services or products sold by Consultant on behalf of Hertz other than the primary service anticipated by this Agreement (Telephone Discount Service) shall be assessed and mutually set by the Parties on a case by case basis and made a part of this Agreement by written amendment.

6. TERMINATION: This Agreement may be canceled and terminated by either party hereto at any time during the term hereof without penalty, on providing written notice of intent to terminate to the other party thirty (30) days prior to the date of intended termination. Should either party commit a material breach of terms and conditions hereof, this Agreement may be terminated immediately. This Agreement may also be terminated immediately if Consultant has failed to disclose prior marketing of AT&T VTNS and/or WilTel service through any entity which represents Hertz. No termination hereof shall relieve either party from liabilities or obligations already accrued.

                       SERVICE PROVIDED TO HERTZ BY AT&T


7. INDEPENDENT CONTRACTOR: In entering into and carrying out its obligations under this Agreement, Consultant shall operate as an independent contractor. Nothing in this Agreement or in the relationship between the parties or in the activities of Consultant, its agents or employees, shall empower them to act as employees of or to bind in any way Hertz, its subsidiaries or affiliates, except with regard to the express obligations of Hertz adopted by the terms of the Agreement.

        Nor shall Consultant, its agents or employees, be entitled to participate in, or receive any benefit or right as an employee under any Hertz benefit or welfare plans, including but not limited to, employee insurance, pension, or security plans, as a result of entering into this contract.

        Consultant further agrees that it will make no representations with respect to its relationship to Hertz except that it has been retained by Hertz as an independent contractor hereunder.

        Consultant shall be responsible for, and Hertz shall have no liability for, any and all expenses incurred by Consultant in performing its duties hereunder; including, but not limited to, all travel, meals and entertainment expenses, etc. Consultant agrees to comply with all federal, state and local laws and ordinances, regulations and rules now or hereafter in effect relating to its activity and that of its agents and employees hereunder.

8. INDEMNIFICATION AND HOLD HARMLESS: Consultant agrees to indemnify and hold Hertz harmless from all claims, demands, losses, damages, expenses, including attorney's fees, in any manner caused by, arising from, or connected with the performance of this Agreement; including, but not limited to, personal injuries, death and property damages sustained or claimed to have been sustained by any person or persons (including without limitation Consultant, its employees or agents) and due, or claimed to be due, in whole or in part, to any act, omission or negligence of Consultant or its agents or employees.

                       SERVICE PROVIDED TO HERTZ BY AT&T

        Without in any way limiting the generality of the foregoing and for the purpose of accomplishing in part its objectives, Consultant agrees to maintain, at its own expense, such automobile liability and property damage insurance as will afford protection against any and all risks arising out of the operation of automobiles in performance of services under this Agreement. Consultant agrees to offer proof of such insurance to Hertz upon request.

9. ASSIGNMENT: Neither party may assign its rights, obligations or interests under this Agreement to any third party without the prior written permission of the other party. Notwithstanding the foregoing, Hertz may assign its rights and liabilities hereunder to any wholly owned subsidiary or any affiliate company.

10. COMPENSATION UPON EXPIRATION OR TERMINATION: The expiration or termination of this Agreement shall not affect Hertz' obligation to pay Consultant's earned commissions in accordance with Paragraph 5 hereto on orders received and accepted prior to the effective date of such expiration or termination. Upon expiration or termination, Consultant shall surrender to Hertz all correspondence, records and other papers and documents containing proprietary information relating to Hertz' business, together with such samples, supplies and other articles as Hertz may have furnished to Consultant.

11. LIABILITY ON EXPIRATION OR TERMINATION: Neither party shall, by reason of termination or expiration of this Agreement, be liable to the other for compensation, reimbursement or damage of any kind on account of loss of profits on anticipated sales or on account of expenditures, investments, leases or commitments in connection with the business or goodwill of either party or otherwise.

12. WAIVER OF BREACH: Failure of either party to enforce at any time the provisions of this Agreement shall not be construed as a waiver thereof or of its right thereafter to enforce said provision(s).

                       SERVICE PROVIDED TO HERTZ BY AT&T

13. NOTICE: All notices or other communications made pursuant to this Agreement shall be in writing, and shall be by certified mail (return receipt requested) or by personal delivery to the following on behalf of the respective parties:

        to:     Hertz Technologies, Inc.
                5601 N.W. Expressway
                Oklahoma City, OK 73132
                Attn: Larry Jordan

        With a copy to:
                225 Brae Blvd.
                Park Ridge, NJ 07656
                Attn: General Counsel

        and to Consultant at:

                Consortium 2000
                6167 Briston Parkway, Suite 300
                Culver City, CA 90230
                Attn: Jerry Dackerman

14. GOVERNING LAW: This Agreement shall, in all respects, be governed by and interpreted in accordance with the laws of the state of New Jersey.

15. ENTIRE AGREEMENT: This contract contains the entire and only agreement between the Parties with respect to the subject matter hereof. Any representations, promises, or conditions in connection therewith not incorporated herein shall not be binding on either party. This Agreement supersedes all prior understandings, representations, negotiations, promises and agreements relative to the subject matter hereof. No modification, ratifications, rescission, renewal, abandonment or waiver of this Agreement, or any of its provisions, or any notice of termination hereof given by the Parties shall be binding unless made in writing and signed by an officer of the Parties.

                       SERVICE PROVIDED TO HERTZ BY AT&T

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.



                                       HERTZ TECHNOLOGIES, INC.


                                       By: /s/ LARRY W. JORDAN
                                           --------------------------------
                                               Larry W. Jordan

                                       Title:  Director



                                       CONSORTIUM 2000


                                       By: /s/ JERRY DACKERMAN
                                           --------------------------------
                                               Jerry Dackerman

                                       Title:  Pres./CEO

                                  SCHEDULE "A"
                       SERVICE PROVIDED TO HERTZ BY AT&T


SERVICES TO BE MARKETED:


TELECOMMUNICATIONS DISCOUNT SERVICE:

        INTRASTATE SERVICE: Intrastate service will be provided only in jurisdictions in which Hertz has obtained the necessary certification from the appropriate governmental authority to offer such service.

        Consultant may market Hertz' option for VTNS services under the following criteria:

VOICE SERVICES

        A) Customer may take advantage of rate tables A, B, C, and D for their interstate long distance voice services exclusive of the volume discount schedule. Intrastate and international long distance voice services will be provided according to the rates specified in the general regulations portion of AT&T Tariffs on file with the F.C.C.

        B) Customer may take advantage of rate tables A, B, C, and D for their Interstate long distance voice services at a mutually agreed upon volume discount between Consultant and Hertz. Intrastate and international long distance voice services will be provided according to the rates specified in the general regulations portion of AT&T Tariffs on file with the F.C.C.

ACCESS SERVICES

        Prices for voice access services are service specific and will be quoted on a case by case basis. Consultant must provide the area code (NPA) and next three digits (NXX) to Hertz for quotes.

DATA SERVICES

        Prices for data services are service specific and will be quoted on a case by case basis.

                                  SCHEDULE "B"
                       SERVICE PROVIDED TO HERTZ BY AT&T

COMMISSION SCHEDULES

Hertz hereby agrees to pay Consultant based upon usage sales a commission rate at the level specified below. If Consultant's monthly usage falls to the next lowest level, Consultant agrees that the commission rate will drop correspondingly.

MONTHLY SALES LEVEL                                         COMMISSION RATE
  0 - .25                       *                                  *

 .25 - and over                  *                                  *


VOICE SERVICES

        A) Customer may take advantage of rate tables A, B, C and D for their interstate long distance voice services exclusive of the volume discount schedule. International long distance voice services will be provided according to the rates specified in the general regulations portion of AT&T Tariffs on file with the F.C.C. Intrastate long distance services will be provided by AT&T according to AT&T's intrastate rates specified in its tariffs on file with the appropriate state regulatory authorities.

                Consultant will receive commission on monies invoiced to Customers based on rate schedule A, B, C and D interstate volumes at the rate specified above.

        B) Customer may take advantage of rate tables A, B, C and D for their interstate long distance voice services at a mutually agreed upon volume discount between Consultant and Hertz. International long distance voice services will be provided according to the rates specified in the general regulations portion of AT&T Tariffs on file with the F.C.C. Intrastate long distance services will be provided by AT&T according to AT&T's intrastate rates specified in its tariffs on file with the appropriate state regulatory authorities.

        Hertz and Consultant will equally contribute to Customer's volume discount from Consultants commission level and Hertz' remainder for Customers rate schedule A, B, C and D interstate volumes.

                example:  Consultant commission equals   *

                The end Customer requires _*__ to win the deal.
                Consultant contributes _*___ of commissions and Hertz contributes __*__ making Consultants commissions on Customers rate table A, B, C and D volumes __*__ per cent.

ACCESS SERVICES

        Prices for voice access services are service specific and will be quoted on a case by case basis. Consultant must provide the area code (NPA) and next three digits (NXX) to Hertz for quotes.

                No commissions are paid for customer access monies.

DATA SERVICES

        Prices for data services are service specific and will be quoted on a case by case basis.

                Commissions and/or referral fees for Data circuits are service specific and will be quoted on a case by case basis.

                           [LOGO] HERTZ TECHNOLOGIES


===============================================================================
                         PLAN "A" LONG DISTANCE SERVICE
===============================================================================

INTERSTATE inbound and/or outbound long distance service offering switched or dedicated access on a TWELVE (12), TWENTY-FOUR (24) OR THIRTY-SIX (36) MONTH TERM basis. This service includes calls originating from any switched access location utilizing Hertz Technologies, Inc. to any U.S., Puerto Rico, or U.S. Virgin Islands location. Rates are determined by day and time-of-day calling patterns.

                       TWELVE (12) MONTH TERM PLAN RATES

            HERTZ TECHNOLOGIES, INC. PLAN A - SWITCHED LONG DISTANCE

                        8AM-5PM        5PM-11PM        11PM-8AM         8AM-5PM
                          DAY             EVE            NIGHT
Mileage                 MON-FRI         MON-FRI         MON-FRI         SAT-SUN
-------------------------------------------------------------------------------
   0-292                 *
 293-430                                 *
 431-925                                                  *
 926-1910                                                                  *
1911-3000                *
3001-4250                                *
4251-5750                                                 *
===============================================================================


           HERTZ TECHNOLOGIES, INC. PLAN A - DEDICATED LONG DISTANCE

                        8AM-5PM        5PM-11PM        11PM-8AM         8AM-5PM
                          DAY             EVE            NIGHT
Mileage                 MON-FRI         MON-FRI         MON-FRI         SAT-SUN
-------------------------------------------------------------------------------
   0-292                   *
 293-430                                  *
 431-925                                                 *
 926-1910                                                                *
1911-3000                  *
3001-4250                                 *
4251-5750                                                *
===============================================================================


            HERTZ TECHNOLOGIES, INC. PLAN A - DEDICATED TO DEDICATED

                        8AM-5PM        5PM-11PM        11PM-8AM         8AM-5PM
                          DAY             EVE            NIGHT
Mileage                 MON-FRI         MON-FRI         MON-FRI         SAT-SUN
-------------------------------------------------------------------------------
   0-292                    *
 293-430                                  *
 431-925                                                   *
 926-1910                                                                  *
1911-3000                   *
3001-4250                                 *
4251-5750                                                  *
===============================================================================


            HERTZ TECHNOLOGIES, INC. PLAN A - SWITCHED 800 SERVICES

                        8AM-5PM        5PM-11PM        11PM-8AM         8AM-5PM
                          DAY             EVE            NIGHT
Mileage                 MON-FRI         MON-FRI         MON-FRI         SAT-SUN
-------------------------------------------------------------------------------
   0-292                  *
 293-430                                  *
 431-925                                                  *
 926-1910                                                                  *
1911-3000                 *
3001-4250                                 *
4251-5750                                                 *
===============================================================================


            HERTZ TECHNOLOGIES, INC. PLAN A - DEDICATED 800 SERVICES

                        8AM-5PM        5PM-11PM        11PM-8AM         8AM-5PM
                          DAY             EVE            NIGHT
Mileage                 MON-FRI         MON-FRI         MON-FRI         SAT-SUN
-------------------------------------------------------------------------------
   0-292                   *
 293-430                                   *
 431-925                                                   *
 926-1910                                                                 *
1911-3000                  *
3001-4250                                  *
4251-5750                                                                 *
===============================================================================


            HERTZ TECHNOLOGIES, INC. - ADVANCED 800 FEATURES

ROUTING FEATURES:                  ANNOUNCEMENT FEATURES:
-------------------------------------------------------------------------------

Country Code                       Call Prompter
Area Code                          Speech Recognition
Exchange                           Courtesy Response
Time Manager                       Enroute Announcements
Day Manager
Quick Call Allocator
Command Routing

===============================================================================

Rates are subject to change without notice.

NON-RECURRING CHARGES  One time service connection fees

Dedicated Services                        *             per location
(Including 800 and regardless of the number of lines)
Inbound 800*                              *              per line
(Non dedicated LEC line)
Adding or Converting Ports (channels, lines) on:  *    per port
Existing AT&T T-1
Single Dedicated Outbound Line**
????n be assigned and 800 number)

                                        Group 1  *
                                        Group 2  *
                                        Group 3  *
                                        Group 4  *
                                        Group 5  *
Adding New T-1 (per Access Component)
                                        Group 1  *
                                        Group 2  *
                                        Group 3  *
                                        Group 4  *
                                        Group 5  *

RECURRING CHARGES  Monthly charges in addition to per minute usage charges

Switched Service                                  *         per month, per location, regardless of the number of lines
(Including 800 and regardless of the number of lines.)  (Telephone Numbers). Additional lines added at no charge.
Special Inbound 800*                              *         per month, per line.
(with dedicated LEC line)
Adding or Converting Ports (channels, lines) on:  *        per month, per line.
Existing AT&T T-1
Single Dedicated Outbound Line**
(basic charges increase/decrease monthly)               Zero Access Miles  Greater than Zero Access Miles
                                                         -------------------------------------------------
                                                Group 1      *                   plus            /mile
                                                Group 2      *                   plus            /mile
                                                Group 3      *                  plus            /mile
                                                Group 4      *                  plus            /mile
                                                Group 5      *                  plus            /mile

Adding New T-1 (per Access Component)
                                                         Zero Access Miles  Greater than Zero Access Miles
                                                         -------------------------------------------------
                                                Group 1      *                  plus            /mile
                                                Group 2      *                  plus            /mile
                                                Group 3      *                  plus            /mile
                                                Group 4      *                  plus            /mile
                                                Group 5      *                  plus            /mile

NOTE: All T-1 and Dedicated access charges must be confirmed in writing from Hertz Technologies, Inc.
Rates Subject To Change Without Notice.

Group 1 - AZ, CO, IA, ID, MN, MT, ND, NE, NM, OR, SD, UT, WA, WY
Group 2 - AR, DC, DE, KS, MD, MO, NJ, NV, OK, PA, TX, VA, WV
Group 3 - AL, CA, FL, GA, KY, LA, MS, NC, PR***, SC, TN
Group 4 - CT, HI, MA, ME, NH, NY, RI, VT
Group 5 - IL, IN, MI, OH, USVI***, WI

* Rate Option 2 Measured Remote Port with Port Access Telephone Number (PATN) ** Rate Option 1 Measured Remote Port
*** Not Yet Available

                       ADDITIONAL TERM PLAN ARRANGEMENTS

       Monthly Commitment               $500            $1,000          $2,000          $3,000          $4,000          $5,000
24 Month Commitment Discounts             *               *                *

36 Month Commitment Discounts             *               *                *

Discounts off current 12 month term rates as detailed in the appropriate tariff.
-------------------------------------------------------------------------------------------------------------------------------

Early termination charges apply to all term plan arrangements.  See tariff for details.                           Rev. 94/09/19

AT&T INTRA
Rev 950201

---------------------------------------------------------------------------------------------------------------------------------
                               Dedicated Outbound                  Dedicated Inbound                   Switched Inbound
                                  (SDN Sch B)
                     ------------------------------------------------------------------------------------------------------------
                          Day       Evening   Night/Wknd      Day       Evening   Night/Wknd      Day       Evening   Night/Wknd
      State           Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute
Alabama
Arizona (292)
Arizona (430)
Arkansas (55)
Arkansas (999)
California (55)                     * ASTERISKS APPLY TO EACH
California (929)                      OF THESE LISTINGS
Colorado
Connecticut (0 - 55 miles)
Connecticut (56 + miles)
Delaware
Florida
Georgia
Idaho (292)
Idaho (430)
Illinois
Indiana
Iowa (292)
Iowa (999)
Kansas
Kentucky (292)
Kentucky (430)
Louisiana
Maine
Maryland
Massachusetts
Michigan (292)
Michigan (430)
Michigan (925)
Minnesota (292)
Minnesota (430)
Minnesota (925)
Mississippi
Missouri (292)
Missouri (430)
Missouri (999)
Montana (292)
Montana (430)
Nebraska (292)
Nebraska (430)
Nebraska (999)
Nevada
New Hampshire
New Jersey
New Mexico (292)
New Mexico (430)
New York (292)
New York (430)
New York (999)
North Carolina (292)
North Carolina (430)
North Carolina (925)
North Dakota (292)
---------------------------------------------------------------------------------------------------------------------------------

* We are not authorized to do business in this state as of revision date. Informational Data Only - Subject to change without notice.

AT&T INTRA
Rev 950201

---------------------------------------------------------------------------------------------------------------------------------
                               Dedicated Outbound                  Dedicated Inbound                   Switched Inbound
                                  (SDN Sch B)
                     ------------------------------------------------------------------------------------------------------------
                          Day       Evening   Night/Wknd      Day       Evening   Night/Wknd      Day       Evening   Night/Wknd
      State           Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute  Per Minute
North Dakota (999)
Ohio
Oklahoma
Oregon (55)
Oregon (292)
Oregon (430)
Pennsylvania (292)
Pennsylvania (999)                        * ASTERISKS APPLY TO EACH
California (929)                            OF THESE LISTINGS
Rhode Island
South Carolina (292)
South Carolina (430)
South Dakota (292)
South Dakota (430)
South Dakota (999)
Tennessee
Texas
Utah
Vermont
Virginia
Washington (55)
Washington (292)
Washington (999)
West Virginia
Wisconsin
Wyoming
---------------------------------------------------------------------------------------------------------------------------------

* We are not authorized to do business in this state as of revision date. Informational Data Only - Subject to change without notice.

AT&T INTRA
Rev 950201

-------------------------------------------------------------------------------
                                Switched Outbound
                                -----------------------------------------------
                                   Day          Evening       Night/Wknd
                                -----------------------------------------------
         State                  Per Minute     Per Minute     Per Minute
-------------------------------------------------------------------------------
Alabama
Arizona (292)
Arizona (430)
Arkansas (55)
Arkansas (999)
California (55)
California (929)
Colorado
Connecticut (0-55 miles)                 * ASTERISKS APPLY TO EACH
California (929)                           OF THESE LISTINGS
Connecticut (56+ miles)
Delaware
Florida
Georgia
Idaho (292)
Idaho (430)
Illinois
Indiana
Iowa (292)
Iowa (999)
Kansas
Kentucky (292)
Kentucky (430)
Louisiana
Maine
Maryland
Massachusetts
Michigan (292)
Michigan (430)
Michigan (925)
Minnesota (292)
Minnesota (430)
Minnesota (925)
Mississippi
Missouri (292)
Missouri (430)
Missouri (999)
Montana (292)
Montana (430)
Nebraska (292)
Nebraska (430)
Nebraska (999)
Nevada
New Hampshire
New Jersey
New Mexico (292)
New Mexico (430)
New York (292)
New York (430)
New York (999)
North Carolina (292)
North Carolina (430)
North Carolina (999)
North Dakota (292)
-------------------------------------------------------------------------------

* We are not authorized to do business in this state as of revision date. Informational Data Only - Subject to change without notice.

AT&T INTRA
Rev 950201

-------------------------------------------------------------------------------
                                Switched Outbound
                                -----------------------------------------------
                                   Day          Evening       Night/Wknd
                                -----------------------------------------------
         State                  Per Minute     Per Minute     Per Minute
-------------------------------------------------------------------------------
North Dakota (999)
Ohio
Oklahoma
Oregon (55)
Oregon (292)
Oregon (430)
Pennsylvania (292)
Pennsylvania (999)                          * ASTERISKS APPLY TO EACH
California (929)                              OF THESE LISTINGS
Rhode Island
South Carolina (292)
South Carolina (430)
South Dakota (292)
South Dakota (430)
South Dakota (999)
Tennessee
Texas
Utah
Vermont
Virginia
Washington (55)
Washington (292)
Washington (999)
West Virginia
Wisconsin
Wyoming
-------------------------------------------------------------------------------

* We are not authorized to do business in this state as of revision date. Informational Data Only - Subject to change without notice.

HERTZ TECHNOLOGIES, INC.                                       FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                        Second Revised Sheet A-1
5601 Northwest Expressway                       Cancels First Revised Sheet A-1
Oklahoma City, OK 73132

Issued: August 24, 1995                              Effective: August 27, 1994

                   Attachment A - Plan A International Rates
                   -----------------------------------------

(The following rates on Attachment A are based on dedicated access, add .004 per six-second increments for switched access)


Dedicated


                              Standard Rates                    Discount Rates                        Economy Rates
                            ------------------                --------------------                  ------------------
                            Initial     Addtl                 Initial       Addtl                   Initial     Addtl
                            30 Secs    6 Secs                 30 Secs      6 Secs                   30 Secs    6 Secs
Country          Time       or Frac    or Frac     Time       or Frac      or Frac      Time        or Frac    or Frac
----------------------------------------------------------------------------------------------------------------------
Algeria         6am-12n     2.0698     0.1430     12n-5pm      1.5614      0.1070     5pm-6am       1.5614     0.1070
Amer Samoa      5pm-11pm    2.9829     0.1372     10am-5pm     2.2405      0.1040     11pm-10am     2.2405     0.1040
Andorra         7am-1pm     0.5636     0.0652     1pm-6pm      0.5568      0.0626     6pm-7am       0.5256     0.0598
Antigua         4pm-10pm    0.9162     0.0927     7am-4pm      0.6807      0.0700     10pm-7am      0.6807     0.0700
Argentina       8am-6pm     1.0068     0.0762     6pm-12m      1.0004      0.0714     12m-8am       0.97       0.067
Aruba           4pm-10pm    0.9304     0.0938     7am-4pm      0.6847      0.0710     10pm-7am      0.6847     0.0710
Australia       2pm-8pm     1.2328     0.0766     8pm-3am      1.2327      0.0760     3am-2pm       0.9809     0.0759
Austria         7am-1pm     0.6688     0.0708     1pm-6pm      0.6247      0.0638     6pm-7am       0.06145    0.0613
Bahamas         8am-5pm     0.4306     0.0651     5pm-11pm     0.3511      0.0544     11pm-8am      0.3395     0.051
Bahrain         8am-3pm     2.3420     0.1034     9pm-8am      1.7513      0.0777     3pm-9pm       1.7513     0.0777
Bangladesh      6am-6pm     3.5319     0.2104                                         6pm-6am       2.3995     0.1258
Barbados        4pm-10pm    1.0778     0.1090     7am-4pm      0.8007      0.0823     10pm-7am      0.8007     0.823
Belgium         7am-1pm     0.6662     0.0708     1pm-6pm      0.6562      0.0697     6pm-7am       0.6145     0.065
Bermuda         8am-5pm     0.6055     0.0622     5pm-11pm     0.4440      0.0468     11pm-8am      0.4440     0.0468
Bolivia         4pm-12m     2.1328     0.1159     7am-4pm      1.5956      0.0877     12m-4pm       1.5956     0.0877
Bosnia          1pm-12m     1.6814     0.1312     7am-1pm      1.2695      0.0996     12m-7am       1.2695     0.0996
Brazil          8am-6pm     1.035      0.0676     6pm-12m      1.0225      0.0672     12m-8am       0.9795     0.067
Bulgaria        1pm-2am     1.7219     0.1343     7am-1pm      1.3004      0.1021     2am-7am       1.3004     0.1021
Cambodia        5pm-2am     2.2445     0.2793     2am-11am     2.0392      0.2587     11am-5pm      2.0392     0.2587
Can Tor         8am-6pm     0.155      0.0235     6pm-12m      n/a         n/a        12m-8am       0.11       0.0165
Cayman Isl      8am-5pm     0.8428     0.0852     5pm-11pm     0.6262      0.0644     11am-8am      0.6262     0.0644
Chile           8am-6pm     1.3093     0.0889     6pm-12m      1.2102      0.0832     12m-8am       0.9697     0.0663
China           5pm-2am     4.4956     0.1516     2am-11am     3.3622      0.1147     11am-5pm      3.3622     0.1147
Columbia        4pm-12m     1.1845     0.0896     7am-4pm      1.177       0.084      12m-7am       0.097      0.067
Costa Rica      5pm-11pm    0.9091     0.0707     8am-5pm      0.9078      0.0663     11pm-8am      0.907      0.064
Croatia         1pm-12m     1.6814     0.1312     7am-1pm      1.2695      0.0996     12m-7am       1.2695     0.0996
Cyprus          7am-1pm     1.6484     0.1286     1pm-6pm      1.2325      0.0967     6pm-7am       1.2325     0.0967
Czech Repub     7am-1pm     1.5165     0.1183     1pm-12m      1.0864      0.0851     12m-7am       1.0864     0.0851
Denmark         7am-1pm     0.5558     0.0747     1pm-6pm      0.5575      0.0697     6pm-7am       0.5552     0.065
Dom Repub       4pm-10pm    0.502      0.0854     7am-4pm      0.4897      0.08       10pm-7am      0.413      0.064
Ecuador         4pm-12m     1.2424     0.0945     7am-4pm      1.1845      0.084      12m-7am       0.97       0.067
Egypt           1pm-2am     1.0553     0.0956     2am-1pm      0.9843      0.0884     2am-7am       0.909      0.084
El Salvador     5pm-11pm    1.7670     0.1090     8am-5pm      1.4385      0.0823     11pm-8am      1.4385     0.0823
Ethiopia        1pm-2am     2.6586     0.1836     7am-1pm      2.0719      0.1423     2am-7am       2.0719     0.1423
Faeroe Isl      7am-1pm     0.5588     0.0747     1pm-6pm      0.5575      0.0697     6pm-7am       0.5552     0.065
Finland         7am-1pm     0.6409     0.0836     1pm-6pm      0.6305      0.0782     6pm-7am       0.6287     0.073
France          7am-1pm     0.5636     0.0652     1pm-6pm      0.5568      0.0626     6pm-7am       0.5256     0.0598
Gabon Repub     6am-12n     1.1892     0.1259     12n-5pm      1.3752      0.0938     5pm-6am       1.3752     0.0938
Gambia          6am-12n     2.0218     0.1397     12n-5pm      1.5251      0.1045     5pm-6am       1.5251     0.1045
Germany         7am-1pm     0.6231     0.0724     1pm-6pm      0.6090      0.0696     6pm-7am       0.6043     0.0649
Greece          7am-1pm     0.8748     0.0932     1pm-6pm      0.7297      0.0782     6pm-7am       0.6875     0.073
Guam            5pm-11pm    1.5515     0.096      10am-5pm     1.5512      0.0893     11pm-10am     1.5242     0.087
Guatemala       5pm-11pm    1.5585     0.0991     8am-5pm      1.2942      0.0748     11pm-8am      1.2942     0.0748
Haiti           4pm-10pm    1.1975     0.1272     7am-4pm      0.9189      0.0992     10pm-7am      0.9189     0.992
Honduras        5pm-11pm    1.5029     0.0722     8am-5pm      0.9821      0.0672     11pm-8am      0.907      0.064
Hong Kong       5pm-11pm    1.5248     0.0851     10am-5pm     1.4930      0.0849     11pm-10am     1.4099     0.0785
Hungary         7am-1pm     1.5165     0.1183     1pm-6pm      1.1338      0.0890     6pm-7am       1.1338     0.0890
Iceland         1pm-8pm     1.5165     0.1183     1pm-6pm      1.1338      0.0890     6pm-7am       1.1338     0.0890
India           6am-6pm     1.6156     0.1417                  n/a         n/a        6pm-6am       1.529      0.1262
Indonesia       5pm-2am     2.9833     0.1384     2am-11am     2.2421      0.1048     11am-5pm      2.2421     0.1048
Iran            1pm-2am     3.0592     0.1419     7am-1pm      2.3856      0.1111     2am-7am       2.3856     0.1111
Iraq            1pm-2am     2.5830     0.1944     7am-1pm      1.8377      0.1645     2am-7am       1.8377     0.1645
Ireland         7am-1pm     0.5618     0.0697     1pm-6pm      0.5559      0.068      6pm-7am       0.5283     0.065
Israel          8am-5pm     1.6037     0.0826     12m-8am      1.4726      0.0782     5pm-12m       1.4135     0.075
Italy           7am-1pm     0.77       0.0794     1pm-6pm      0.6395      0.0655     6pm-7am       0.6145     0.065
Jamaica         4pm-10pm    0.5901     0.0891     7am-4pm      0.4825      0.075      10pm-7am      0.3955     0.06
Japan           2pm-8pm     1.2780     0.0742     8pm-3am      1.2490      0.0708     3am-2pm       1.2414     0.0707
Jordan          8am-5pm     2.4765     0.1093     12m-8am      1.8519      0.0822     5pm-12m       1.8519     0.0822
Kenya           7am-5pm     2.0698     0.1430     5pm-1am      1.5614      0.1070     1am-7am       1.5614     0.1070
Korea           2pm-8pm     1.8937     0.1011     8pm-3am      1.5479      0.0860     3am-2pm       1.5392     0.0815
Kuwait          7am-5pm     1.4913     0.0791     5pm-1am      1.3817      0.0731     1am-7am       1.3065     0.069

HERTZ TECHNOLOGIES, INC.                                       FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                        Second Revised Sheet A-2
5601 Northwest Expressway                       Cancels First Revised Sheet A-2
Oklahoma City, OK  73132

Issued:  August 24, 1994                            Effective:  August 27, 1994

Dedicated

                            Standard Rates                Discount Rates                   Economy Rates
                            ----------------              ----------------                ----------------
                            Initial  Addl                 Initial  Addl                   Initial  Addl
                            20 Secs  6 Secs               30 Secs  6 Secs                 30 Secs  6 Secs
Country       Time          or Frac  or Frac  Time        or Frac  or Frac  Time          or Frac  or Frac
----------------------------------------------------------------------------------------------------------
Lebanon        8am-3pm     2.1891   0.2165    9pm-8am    1.8811   0.1856     3pm-9pm     1.8811   0.1856
Liberia        6am-12n     1.9489   0.1348   12n-5pm     1.4732   0.1004     5pm-6am     1.4732   0.1004
Liechtenstein  7am-1pm     0.6591   0.0701    1pm-6pm    0.6495   0.0690     6pm-7am     0.6082   0.0643
Luxembourg     7am-1pm     1.1195   0.0886    1pm-6pm    0.8424   0.0658     6pm-7am     0.8424   0.0658
Macedonia      1pm-12M     1.6814   0.1312    7am-1pm    1.2695   0.0996    12M-7am      1.2695   0.0996
Malawi         6am-12n     1.9043   0.1316   12n-5pm     1.4364   0.0984     5pm-6am     1.4364   0.0984
Malaysia       5pm-2am     1.8223   0.1018    2am-11am   1.6924   0.0952    11am-5pm     1.5935   0.089
Monaco         7am-1pm     0.5636   0.0652    1pm-6pm    0.5568   0.0626                 0.0598   0.065
Morocco        6am-12n     2.2439   0.1631   12n-5pm     1.6959   0.1213     5pm-6am     1.6959   0.1213
Netherlands    7am-1pm     0.5747   0.0668    1pm-6pm    0.5689   0.0667     6pm-7am     0.5363   0.0637
No. Antilles   8am-5pm     0.8595   0.0866    5pm-11pm   0.6326   0.0656    11pm-8am     0.6326   0.0656
New Zealand    5pm-11pm    1.7849   0.0998   10am-5pm    1.6567   0.0935    11pm-10am    1.561    0.087
Nicaragua      5pm-11pm    2.1138   0.1162    8am-5pm    1.6488   0.0911    11pm-8am     1.6488   0.0911
Nigeria        7am-5pm     1.6180   0.1122    5pm-1am    1.2277   0.0834     1am-7am     1.2277   0.0834
Norway         7am-1pm     0.5674   0.0747    1pm-6pm    0.5575   0.0697     6pm-7am     0.5571   0.065
Pakistan       6am-6pm     1.9972   0.1474               n/a      n/a        6pm-6am     1.878    0.122
Panama         5pm-11pm    1.0301   0.08      8am-5pm    0.9336   0.0672    11pm-8am     0.8975   0.064
Paraguay       8am-6pm     2.1011   0.1141    6pm-12m    1.5720   0.0864    12m-8am      1.5720   0.0864
Peru           1pm-12m     1.1845   0.0896    7am-4pm    1.177    0.084     12m-7am      0.97     0.067
Philippines    5pm-2am     1.5781   0.1066    2am-11am   1.5475   0.0935    11am-6pm     1.5241   0.085
Poland         7am-1pm     1.4540   0.1150    1pm-12m    1.1043   0.0878    12m-7am      1.1043   0.0878
Portugal       1pm-8pm     0.9011   0.0956    7am-1pm    0.7493   0.0799     8pm-7am     0.701    0.075
Qatar          7am-5pm     2.6804   0.1183    5pm-1am    2.0045   0.0890     1am-7am     2.0045   0.0890
Romania        1pm-2am     2.1407   0.1666    7am-1pm    1.6136   0.1272     2am-7am     1.6136   0.1272
Russia         1pm-2am     1.1909   0.1915    7am-1pm    0.8812   0.1476     2am-7am     0.8812   0.1476
Saipan         5pm-11pm    2.9829   0.1372   10am-5pm    2.2405   0.1040    11pm-10am    2.2405   0.1040
San Marino     7am-1pm     0.77     0.0794    1pm-6pm    0.6395   0.0655     6pm-7am     0.6145   0.065
Saudi Arabia   7am-5pm     1.4084   0.0747    5pm-1am    1.3817   0.0731     1am-7am     1.3065   0.069
Senegal        6am-12n     2.2688   0.1567   12n-5pm     1.7113   0.1172     5pm-6am     1.7113   0.1172
Sierra Leone   6am-12n     2.1508   0.2109   12n-5pm     1.5909   0.1645     5pm-6am     1.5909   0.1645
Singapore      5pm-11p     1.4413   0.0846   10am-5pm    1.3961   0.0843    11pm-10am    1.3549   0.0783
Slovakia       7am-1pm     1.5165   0.1183    1pm-12m    1.0864   0.0851    12m-7am      1.0864   0.0851
Slovenia       1pm-12m     1.6814   0.1312    7am-1pm    1.2695   0.0996    12m-7am      1.2695   0.0996
South Africa   6am-12n     1.3588   0.0954   12n-5pm     1.0313   0.0709     5pm-6am     1.0313   0.0709
St. Helena     6am-12n     2.1470   0.2721   12n-5pm     1.5308   0.2165     5pm-6am     1.5308   0.2165
Spain          7am-1pm     0.7445   0.0792    1pm-6pm    0.6562   0.0697     6pm-7am     0.6145   0.065
Suriname       8am-6pm     2.4147   0.1317    6pm-12m    1.8033   0.0998    12m-8am      1.8033   0.0998
Sweden         7am-1pm     0.5422   0.0665    1pm-6pm    0.5329   0.0649     6pm-7am     0.5189   0.0617
Switzerland    7am-1pm     1.6594   0.0701    1pm-6pm    0.6495   0.0690     6pm-7am     0.6082   0.0643
Syria          1pm-2am     1.9762   0.2305    7am-1pm    1.6956   0.1973     2am-7am     1.6956   0.1976
Taiwan         5pm-11pm    1.5233   0.0942   10am-5pm    1.5159   0.0884    11pm-10am    1.5097   0.0848
Thailand       5pm-2am     2.0248   0.1131    2am-11am   1.6924   0.0952    11am-5pm     1.5935   0.089
Trinidad       4pm-10pm    0.9852   0.1067    7am-4pm    0.7318   0.0806    10pm-7am     0.7318   0.0806
Tunisian       6am-12n     2.0698   0.1430   12n-5pm     1.5614   0.1070     5pm-6am     1.5614   0.1070
Turkey         7am-1pm     1.4441   0.1201    1pm-6pm    1.0799   0.0904     6pm-7am     1.0799   0.0904
United A       8am-3pm     1.4913   0.0791    9pm-8am    1.3817   0.0731     3pm-9pm     1.3065   0.069
United K       7am-1pm     0.4446   0.0590    1pm-6pm    0.4303   0.0577     6pm-7am     0.4149   0.0563
Uruguay        4pm-12m     2.0653   0.1111    7am-4pm    1.5308   0.0843    12m -7am     1.5308   0.0843
Vatican        7am-1pm     0.77     0.0794    1pm-6pm    0.6395   0.0655     6pm-7am     0.6145   0.065
Venezuela      8am-6pm     0.8377   0.0626    6pm-12m    0.8342   0.0595    12m-8am      0.8055   0.056
Vietnam        5pm-2am     1.8497   0.2186    2am-11am   1.7473   0.1980    11am-5pm     1.7473   0.1980
Yemen          8am-3pm     2.9136   0.1286    9pm-8am    2.1787   0.0967     3pm-9pm     2.1787   0.0967
Yugoslavia     1pm-12m     1.6814   0.1312    7am-1pm    1.2695   0.0996    12m-7am      1.2695   0.0996
Zambia         6am-12n     1.9773   0.1368   12n-5pm     1.4947   0.1019     5pm-6am     1.4947   0.1019



                            Standard Rates                Discount Rates                   Economy Rates
                            ----------------              ----------------                ----------------
                            Initial  Addl                 Initial  Addl                   Initial  Addl
                            18 Secs  6 Secs               18 Secs  6 Secs                 18 Secs  6 Secs
Country       Time          or Frac  or Frac  Time        or Frac  or Frac  Time          or Frac  or Frac
----------------------------------------------------------------------------------------------------------
Albania*        7am-1pm    2.4817   0.2281    1pm-7am    2.0131   0.2208    n/a          n/a      n/a
Angola*         6am-12n    1.7569   0.3398   12n-6am     1.6582   0.3034    n/a          n/a      n/a

HERTZ TECHNOLOGIES, INC.                                      FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                       Second Revised Sheet A-3
5601 Northwest Expressway                      Cancels First Revised Sheet A-3
Oklahoma City, OK 73132

Issued: August 24, 1994                             Effective: August 27, 1994



                             Standard Rates                   Discount Rates                  Economy Rates
                           ------------------               ------------------              -----------------
                           Initial    Addtl                 Initial    Addtl                Initial   Addtl
                           18 Secs    6 Secs                18 Secs    6 Secs               18 Secs   6 Secs
Country        Time        or Frac    or Frac    Time       or Frac    or Frac    Time      or Frac   or Frac
-------------------------------------------------------------------------------------------------------------
Anguall*       4pm-10p     0.8834     0.1142     10pm-4p    0.6494     0.0877     n/a       n/a       n/a
Antaru*        5pm-11p     2.7928     0.3491     11pm-5p    2.4936     0.3117     n/a       n/a       n/a
Antaru*        5pm-11p     2.1351     0.2338     11pm-3p    1.7923     0.2026     n/a       n/a       n/a
Armecus*       1pm-2am     1.4385     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Asocost*       6am-12n     2.1303     0.1735     12n-6pm    1.6272     0.1329     n/a       n/a       n/a
Azerbar*       1pm-2am     0.9788     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Bolarus*       1pm-2pm     0.9788     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Belize*        5pm-11p     1.9686     0.1253     11pm-5p    1.4817     0.0957     n/a       n/a       n/a
Benin*         6am-12n     1.8188     0.1491     12n-6am    1.3772     0.1127     n/a       n/a       n/a
Bhutma*        6pm-6am     2.3455     0.3662     6am-6pm    1.7741     0.3143     n/a       n/a       n/a
Botswana*      6am-12n     1.8188     0.1491     12n-6am    1.3772     0.1127     n/a       n/a       n/a
British*       8am-5pm     0.8317     0.1075     5pm-8am    0.6115     0.0826     n/a       n/a       n/a
Bruson*        5pm-11p     3.0521     0.1584     11pm-5p    2.2957     0.1210     n/a       n/a       n/a
Burkina*       6am-12n     1.5590     0.2634     12n-6am    1.1528     0.2146     n/a       n/a       n/a
Burma*         5pm-11p     4.5591     0.3491     11pm-5p    4.2599     0.3317     n/a       n/a       n/a
Burundi*       6am-12n     1.6894     0.3346     12n-6am    1.5907     0.2982     n/a       n/a       n/a
Camesco*       6am-12n     1.7377     0.1429     12n-6am    1.3200     0.1075     n/a       n/a       n/a
Cape Vo*       6am-12n     1.2297     0.2333     12n-6am    0.9408     0.1751     n/a       n/a       n/a
Central*       6am-12n     1.6219     0.3294     12n-6am    1.5232     0.2930     n/a       n/a       n/a
Chad*          6am-12n     1.7569     0.3398     12n-6am    1.6582     0.3034     n/a       n/a       n/a
Christin*      5pm-11p     2.7928     0.3491     6pm-11p    2.0936     0.3117     n/a       n/a       n/a
Comoros*       6am-12n     1.7569     0.3398     12n-6am    1.6582     0.3034     n/a       n/a       n/a
Congo*         6am-12n     1.5694     0.2842     12n-6am    1.4551     0.2426     n/a       n/a       n/a
Cook Is*       6pm-11p     2.7092     0.3455     11pm-5p    2.2313     0.3247     n/a       n/a       n/a
Diego G*       6am-6pm     2.1351     0.2338     6pm-6am    1.6281     0.1756     n/a       n/a       n/a
Djiocut*       6am-12n     1.4665     0.2603     12n-6am    1.0229     0.2094     n/a       n/a       n/a
Equator*       6am-12n     1.6219     0.3294     12n-6am    1.5232     0.2930     n/a       n/a       n/a
Estona*        1pm-2am     0.9788     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Falkland*      8am-6pm     1.6389     0.2795     6pm-8am    1.1273     0.2234     n/a       n/a       n/a
Fiji Is*       5pm-2am     3.2343     0.1677     2am-5pm    2.3414     0.1233     n/a       n/a       n/a
Fr Anai*       8am-5pm     0.8847     0.1148     5pm-8am    0.6582     0.0878     n/a       n/a       n/a
Fr Guin*       8am-6pm     1.9081     0.1200     6pm-8am    1.4291     0.0290     n/a       n/a       n/a
Fr Poly*       5pm-11p     2.9908     0.1553     11pm-5p    2.2479     0.1190     n/a       n/a       n/a
Georgia*       1pm-2am     0.9788     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Gharna*        6am-12n     1.6806     0.1688     12n-6am    1.3099     0.1336     n/a       n/a       n/a
Gibralt*       7am-1pm     1.3814     0.1314     1pm-7am    1.0385     0.1003     n/a       n/a       n/a
Greenland*     7am-1pm     1.4219     0.1346     1pm-7am    1.0655     0.1023     n/a       n/a       n/a
Grenada*       4pm-10p     0.8847     0.1148     10pm-4p    0.6582     0.0878     n/a       n/a       n/a
Guadelo*       8am-5pm     0.8847     0.1148     5pm-8am    0.6582     0.0878     n/a       n/a       n/a
Guardian*      4pm-10p     0.8847     0.1148     10pm-4p    0.6582     0.0878     n/a       n/a       n/a
Guin Re*       6am-12n     1.2297     0.2333     12n-6am    0.9408     0.1751     n/a       n/a       n/a
Guin Bi*       6am-12n     1.7569     0.3398     12n-6am    1.6582     0.3034     n/a       n/a       n/a
Guyana*        8am-6pm     2.1897     0.1377     6pm-8am    1.6359     0.1055     n/a       n/a       n/a


                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                      FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                       Second Revised Sheet A-4
5601 Northwest Expressway                      Cancels First Revised Sheet A-4
Oklahoma City, OK 73132

Issued: August 24, 1994                             Effective: August 27, 1994



                             Standard Rates                   Discount Rates                  Economy Rates
                           ------------------               ------------------              -----------------
                           Initial    Addtl                 Initial    Addtl                Initial   Addtl
                           18 Secs    6 Secs                18 Secs    6 Secs               18 Secs   6 Secs
Country        Time        or Frac    or Frac    Time       or Frac    or Frac    Time      or Frac   or Frac
-------------------------------------------------------------------------------------------------------------
Ivory C.*      6am-12n     2.1015     0.1819     12n-6am    1.5909     0.1375     n/a       n/a       n/a
Karakha*       1pm-2am     0.9788     0.2334     8am-1pm    0.7491     0.2003     n/a       n/a       n/a
Kiribat*       5pm-11p     2.7175     0.2062     11pm-5p    1.9538     0.1699     n/a       n/a       n/a
Kyrgyan*       1pm-2am     0.9788     0.2334     8am-1pm    0.7491     0.2003     n/a       n/a       n/a
Laos*          5pm-11p     3.0630     0.3491     11pm-5p    2.8780     0.3117     n/a       n/a       n/a
Latvia*        1pm-2am     0.9788     0.2334     8am-1pm    0.7491     0.2003     n/a       n/a       n/a
Losotho*       7am-5pm     1.7377     0.1429     5pm-7am    1.3200     0.1075     n/a       n/a       n/a
Libyan*        6am-12n     2.0369     0.1768     12n-6am    1.5471     0.1330     n/a       n/a       n/a
Lithuan*       1pm-2am     0.9788     0.2334     8am-1pm    0.7491     0.2003     n/a       n/a       n/a
Macro*         5pm-2am     3.3520     0.1731     8am-5pm    2.5152     0.1330     n/a       n/a       n/a
Madagna*       6am-12n     1.9431     0.3376     12n-6am    1.8252     0.3018     n/a       n/a       n/a
Maldive*       6pm-1am     2.6697     0.2925     1am-6pm    2.2416     0.2208     n/a       n/a       n/a
Mali Re*       6am-12n     1.1621     0.2488     12n-6am    0.9855     0.2073     n/a       n/a       n/a
Malta*         7am-1pm     1.4224     0.1427     1pm-7am    1.1073     0.1126     n/a       n/a       n/a
Marshal*       5pm-11p     3.0521     0.1584     11pm-5p    2.2957     0.1210     n/a       n/a       n/a
Maurita*       6am-12n     1.8988     0.2520     12n-6am    1.1793     0.2104     n/a       n/a       n/a
Mauriti*       6am-12n     1.6525     0.2842     12n-6am    1.1413     0.2281     n/a       n/a       n/a
Mayouts*       6am-12n     1.6110     0.2946     12n-6am    1.5175     0.2364     n/a       n/a       n/a
Microos*       5pm-11p     2.0521     0.1584     11p-5p     2.2957     0.1210     n/a       n/a       n/a
Moldovia*      1pm-2am     0.9788     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Mongoli*       5pm-11p     2.7928     0.3491     11pm-5p    2.4936     0.3117     n/a       n/a       n/a
Montsor*       4pm-10p     0.8847     0.1148     10pm-4p    0.455      0.091      n/a       n/a       n/a
Morambi*       6am-12n     1.6525     0.2842     12n-6am    1.2785     0.2530     n/a       n/a       n/a
Namibia*       6am-12n     1.5449     0.1352     12n-6am    1.1795     0.1017     n/a       n/a       n/a
Nauru*         5pm-11p     2.5222     0.2312     11pm-5p    1.8489     0.2146     n/a       n/a       n/a
Nepal*         6am-6pm     3.1539     0.2166     6pm-6am    2.1814     0.1314     n/a       n/a       n/a
Nevia*         4pm-10p     0.8847     0.1148     10pm-4p    0.6582     0.0878     n/a       n/a       n/a
New Cal*       5pm-11p     3.0521     0.1584     11pm-5p    2.2957     0.1210     n/a       n/a       n/a
Nicarag*       5pm-11p     1.9172     0.1222     11pm-5p    1.4975     0.0967     n/a       n/a       n/a
Nigor R*       6am-12n     1.2297     0.2333     12n-6am    0.9408     0.1751     n/a       n/a       n/a
Nius*          5pm-11p     2.7430     0.3429     11pm-5p    2.4437     0.3055     n/a       n/a       n/a
Norfolk*       5pm-11p     2.7430     0.3429     11pm-5p    2.4437     0.3055     n/a       n/a       n/a
Oman*          8am-3pm     2.6998     0.1346     3pm-6am    2.0214     0.1023     n/a       n/a       n/a
Palms*         5pm-11p     1.8712     0.2462     11pm-5p    1.8567     0.2068     n/a       n/a       n/a
Papua N*       5pm-11p     2.9908     0.1553     11pm-5p    2.2479     0.1190     n/a       n/a       n/a
Reumon*        6am-12n     1.4665     0.2603     12n-6am    1.0229     0.2094     n/a       n/a       n/a
Romania*       1pm-2am     1.8431     0.1730     8am-1pm    1.3896     0.1332     n/a       n/a       n/a
Rwanda*        6am-12n     1.6525     0.2842     12a-6am    1.1413     0.2281     n/a       n/a       n/a
Sao Tom*       6am-12n     1.6219     0.3294     12n-6am    1.5232     0.2930     n/a       n/a       n/a
Seychel*       6am-12n     3.0905     0.2925     12n-6am    2.2126     0.2353     n/a       n/a       n/a
Solomon*       5pm-11p     2.4359     0.2509     11pm-5p    2.5061     0.2146     n/a       n/a       n/a
Sri Lanka*     6am-6pm     3.1539     0.2166     6pm-6am    2.1814     0.1314     n/a       n/a       n/a
St. Kit*       4pm-10p     0.8847     0.1148     10pm-4p    0.6582     0.0878     n/a       n/a       n/a
St. Luc*       4pm-10p     0.8847     0.1148     10pm-4p    0.6582     0.0878     n/a       n/a       n/a
St. Poi*       4pm-10p     0.8317     0.1075     10pm-4p    0.6115     0.0826     n/a       n/a       n/a
St. Vin*       4pm-10p     0.8847     0.1148     10pm-4p    0.6582     0.0878     n/a       n/a       n/a
Swazili*       6am-12n     1.7377     0.1429     12n-6am    1.3200     0.1075     n/a       n/a       n/a


                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                      FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                      First Revised Sheet A-4.1
5601 Northwest Expressway                         Cancels Original Sheet A-4.1
Oklahoma City, OK 73132

Issued:  August 24, 1994                           Effective: August 27, 1994


Dedicated
                             Standard Rates                   Discount Rates                  Economy Rates
                           ------------------               ------------------              -----------------
                           Initial    Addtl                 Initial    Addtl                Initial   Addtl
                           18 Secs    6 Secs                18 Secs    6 Secs               18 Secs   6 Secs
Country        Time        or Frac    or Frac    Time       or Frac    or Frac    Time      or Frac   or Frac
-------------------------------------------------------------------------------------------------------------
Tajikia*       1pm-2am     0.9788     0.2334     2am-1pm    0.7491     0.3003     n/a       n/a       n/a
Ta______*      1pm-2am     1.8101     0.1483     2am-1pm    1.3570     0.1120     n/a       n/a       n/a
Togo    *      6am-12n     1.8548     0.1520     12n-6am    1.3416     0.1171     n/a       n/a       n/a
Tonga  i*      5pm-2am     2.7102     0.2073     2am-5pm    1.9466     0.1709     n/a       n/a       n/a
Turkmen*       1pm-2am     0.9783     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Turks &*       8am-5pm     0.8317     0.1075     5pm-1am    0.6115     0.0826     n/a       n/a       n/a
Tuvalu *       5pm-11pm    2.7928     0.3491     11pm-5p    2.4936     0.3117     n/a       n/a       n/a
Uganda*        1pm-2am     1.7377     0.1429     2am-1pm    1.3200     0.1075     n/a       n/a       n/a
Ukrains*       1pm-2am     0.9783     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Uzbekis*       1pm-2am     0.9788     0.2334     2am-1pm    0.7491     0.2003     n/a       n/a       n/a
Vanazu*        5pm-11p     2.7430     0.3429     11pm-5p    2.4437     0.3055     n/a       n/a       n/a
Wallis*        5pm-11p     2.6339     0.2961     11pm-5p    2.3346     0.2857     n/a       n/a       n/a
Western*       5pm-11p     2.6739     0.2125     11pm-5p    1.8229     0.1886     n/a       n/a       n/a
Zaire*         5am-12n     1.8188     0.1491     12n-6am    1.3772     0.1127     n/a       n/a       n/a
Zimbabu*       6am-12n     1.7377     0.1429     12n-6am    1.3200     0.1075     n/a       n/a       n/a

















                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                      FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                        First Revised Sheet A-5
5601 Northwest Expressway                           Cancels Original Sheet A-5
Oklahoma City, OK 73132

Issued:  August 24, 1994                            Effective: August 27, 1994


                All information on this sheet has been deleted.































                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                      FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                        First Revised Sheet A-6
5601 Northwest Expressway                           Cancels Original Sheet A-6
Oklahoma City, OK 73132

Issued:  August 24, 1994                           Effective: August 27, 1994



                All information on this sheet has been deleted.
























                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                       FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                         First Revised Sheet A-7
5601 Northwest Expressway                            Cancels Original Sheet A-7
Oklahoma City, OK 73132


Issued: August 24, 1994                              Effective: August 27, 1994


                All information on this sheet has been deleted.




                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                       FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                         First Revised Sheet A-8
5601 Northwest Expressway                            Cancels Original Sheet A-8
Oklahoma City, OK 73132


Issued: August 24, 1994                              Effective: August 27, 1994


                All information on this sheet has been deleted.






                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                       FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                        Second Revised Sheet A-9
5601 Northwest Expressway                       Cancels First Revised Sheet A-9
Oklahoma City, OK 73132


Issued: August 24, 1994                              Effective: August 27, 1994


                  Attachment A - Plan A Canada Rate Schedules

Dedicated Outbound & Switched Outbound*

                    Standard                Discount               Economy
              Initial     Each Addl    Initial    Each Addl   Initial  Each Addl
              30 secs      6 secs      30 secs     6 secs     30 secs   6 secs
 Mileage      or Fract    or Fract    or Fract    or Fract   or Fract   or Fract

0-18           0.1343      0.0109      0.0929      .0073       0.0902    0.0067
19-80          0.1621      0.0187      0.1252      .0138       0.1093    0.0124
81-140         0.1732      0.0229      0.1373      .0178       0.1282    0.0162
141-220        0.1895      0.0235      0.1493      .0186       0.133     0.0171
221-345        0.2008      0.0294      0.1608      .0235       0.1412    0.0209
346-630        0.2091      0.0327      0.1611      .0245       0.1473    0.0238
631-1200       0.2221      0.0379      0.165       .0284       0.1568    0.0276
1201-1610      0.232       0.0407      0.1764      .0307       0.1663    0.0295
1611-4000      0.253       0.0412      0.2071      .0322       0.1948    0.0314
4001-4300      0.2882      0.0472      0.2358      .0346       0.2079    0.0344
4301 +         0.295       0.0503      0.2517      .0380       0.221     0.0374

*In addition to the Switched Outbound rates for Canada, a charge of $.004 per 6 second inconvenience applies.


Canada

Dedicated Inbound

                    Standard                Discount               Economy
              Initial     Each Addl   Initial    Each Addl    Initial  Each Addl
              30 secs      6 secs     30 secs      6 secs     30 secs   6 secs
 Mileage      or Fract    or Fract    or Fract    or Fract    or Fract  or Fract

0-250          0.1875      0.0375      0.1596      .0319       0.1221    0.0244
251-500        0.2559      0.0512      0.2229      .0446       0.1708    0.0342
501-1100       0.2789      0.0558      0.2438      .0488       0.1875    0.0375
1101-9999      0.2945      0.0589      0.2561      .0513       0.1958    0.0392


Canada
Switched Inbound*

                    Standard                Discount               Economy
              Initial     Each Addl   Initial    Each Addl   Initial   Each Addl
              30 secs      6 secs     30 secs     6 secs      30 secs    6 secs
 Mileage      or Fract     or Fract   or Fract    or Fract   or Fract   or Fract

0-250          0.1873      0.0375      0.143       .0286       0.1176    0.0235
251-500        0.2675      0.0535      0.1979      .0396       0.165     0.033
501-1100       0.2996      0.0599      0.2247      .0449       0.1815    0.0363
1101-9999      0.2996      0.0599      0.2247      .0449       0.1815    0.0363


*In addition to the Switched Outbound rates for Canada, a charge of $.004 per 6 second inconvenience applies.




                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                      FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                       First Revised Sheet A-10
5601 Northwest Expressway                     Cancels First Revised Sheet A-10
Oklahoma City, OK 73132

Issued:  August 24, 1994                            Effective: August 27, 1994



                   Attachment A - Plan A Mexico Rate Schedules
                   ------------------------------------------


Dedicated inbound and outbound Access
                  Standard                 Economy
                  Mon-Fri      Sunday      Mon-Fri
                                     Sunday               Sat All/
                  -------      -------------------        --------
                  7A-7p        5P-Mid      7P-7A          Mid-5P
                  Initial      Each Add    Initial        Each Add
                  30 Secs      6 Secs      30 Secs        6 Secs
Mileage           Or Frac      or Fract    or Fract       or Fract
-------           -------      --------    --------       --------
0-10              0.1138        0.0062      0.0993          .0054
11-22             0.1241        0.0083      0.1083          .0072
23-55             0.1862        0.0098      0.1624          .0085
56-124            0.2156        0.0118      0.1881          .0103
125-292           0.2842        0.0138      0.248           .0120
293-430           0.3136        0.0157      0.2736          .0137
431-925           0.3234        0.0177      0.2822          .0154
926-1910          0.3332        0.0196      0.2907          .0171
1911-3000         0.343         0.0216      0.2993          .0188
3001 +            0.3572        0.0306      0.3105          .0205





These calls are to a point of connection at the U.S.-Mexico international boundary from a U.S. location or from a point of connection at the U.S.-Mexico international boundary to a U.S. location.


Dedicated outbound & Switched outbound Access*

                  Standard                 Economy
Rate Table        First Min    Addl Min    First Min      Addl Min
----------        ---------    --------    --------       --------
    1               0.16         0.16        0.1             .1
    2               0.21         0.21        0.14            .14
    3               0.38         0.38        0.25            .25
    4               0.45         0.45        0.3             .3
    5               0.64         0.64        0.42            .42
    6               0.83         0.83        0.55            .55
    7               1.11         1.11        0.75            .75
    8               1.18         1.18        0.8             .8

*The portion of the Mexico call from the boundary to a city in Mexico. Check list of the city and its corresponding rate table.

*In addition to the charges above, a charge of $.004 per 6 sec increment applies








                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                      FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                      Second Revised Sheet A-11
5601 Northwest Expressway                     Cancels First Revised Sheet A-11
Oklahoma City, OK 73132

Issued:  August 24, 1994                            Effective: August 27, 1994



Switched inbound and outbound Access*

                        Standard                       Economy
                        Mon-Fri         Sunday         Mon-Fri          Sat All/
                                                       Sunday
                        7A-7p           5P-Mid         7p-7A            Mid-5P
                        Initial         Each Add       Initial          Each Add
                        30 Secs         6 Secs         30 Secs          6 Secs
Mileage                 or Frac        or Fract        or Fract         or Fract
-------                 -------        --------        --------         --------
0-10                    .1138           0.0062          0.0993           0.0054
11-22                   .1241           0.0083          0.1083           0.0072
23-55                   .1862           0.0098          0.1624           0.0085
56-124                  .2156           0.0118          0.1881           0.0103
125-292                 .2842           0.0138          0.248            0.012
293-430                 .3136           0.0157          0.2736           0.0137
431-925                 .3234           0.0177          0.2822           0.0154
926-1910                .3332           0.0196          0.2907           0.0171
1911-3000               .3430           0.0216          0.2993           0.0188
3001 +                  .3572           0.0306          0.3105           0.0205



These calls are to a point of connection at the U.S.-Mexico international boundary from a U.S. location or from a point of connection at the U.S.-Mexico international boundary to a U.S. location.

*In addition to the charges above, a charge of $.004 per 6 sec increment applies






                             Printed in the U.S.A.

HERTZ TECHNOLOGIES, INC.                                     FCC TARIFF NO. 2
Rebecca L. Reed, Tariff Analyst                      First Revised Sheet A-12
5601 Northwest Expressway                         Cancels Original Sheet A-12
Oklahoma City, OK 73132

Issued:  August 24, 1994                           Effective: August 27, 1994

Dedicated Inbound and Switched Inbound Mexico Portion

The standard period is 7:00 am to, but not including, 7:00 pm on Monday through Friday and 5:00 pm Sunday to, but not including, 12:00 am Monday. The economy period is 7:00 pm to, but not including, 7:00 am on Monday through Friday, 7:00 pm Friday to, but not including, 5:00 pm Sunday, and 12:00 am Monday to, but not including, 7:00 am Monday.


                         Standard                                     Economy
                        ---------------------------------------------------------------------------------------
                         Initial 30 Seconds     Each Addl 6           Initial 30 Seconds    Each Addl 6
Rate Area A              or Fraction            Seconds or Fraction   or Fraction           Seconds or Fraction
----------------        -------------------     -------------------   ------------------    -------------------
M1                            .2833                  .0567                  .2250                  .0450
M2                            .3000                  .0600                  .2333                  .0467
M3                            .5500                  .1100                  .4333                  .0867
M4                            .7667                  .1533                  .6083                  .1217

Rate Area B
M1                            .2917                  .0583                  .2333                  .0467
M2                            .2167                  .0433                  .1667                  .0333
M3                            .6083                  .1217                  .4833                  .0967
M4                            .7917                  .1583                  .6250                  .1250

Rate Area C
M1                            .3000                  .0600                  .2333                  .0467
M2                            .3083                  .0617                  .2417                  .0483
M3                            .6250                  .1250                  .4917                  .0983
M4                            .8167                  .1633                  .6500                  .1300

Rate Area D
M1                            .3083                  .0617                  .2417                  .0483
M2                            .3167                  .0633                  .2500                  .0500
M3                            .6333                  .1267                  .5000                  .1000
M4                            .8250                  .1650                  .6500                  .1300

Rate Area E
M1                            .4333                  .0867                  .3417                  .0683
M2                            .4333                  .0867                  .3417                  .0683
M3                            .6333                  .1267                  .5000                  .1000
M4                            .8250                  .1650                  .6500                  .1300





                             Printed in the U.S.A.

                               AMENDMENT NO. 1 TO
                            HERTZ TECHNOLOGIES, INC.
                              MARKETING AGREEMENT




        This Amendment No. 1 dated July 7, 1995, to the Marketing Agreement dated July 7, 1995 ("the Marketing Agreement") is entered into between Hertz Technologies, ("Hertz") and Consortium 2000 ("Consultant").

        WHEREAS, under the Marketing Agreement, Hertz appointed Consultant a nonexclusive representative to promote and market Hertz telecommunications services;

        WHEREAS, Hertz agreed to pay Consultant a commission for customer orders accepted by Hertz in accordance with Schedule B of the Marketing Agreement;

        WHEREAS, Hertz is offering a new service, the Hertz Travel Card, as a presubscribed service of the Hertz Technologies Network;

        WHEREAS, the Hertz Travel Card offers long distance calling and access to enhanced services; and

        WHEREAS, Consultant wishes to be appointed as a nonexclusive representative of Hertz to market and promote the Hertz Travel Card.

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows;

        1. Hertz hereby appoints Consultant as a nonexclusive representative to promote and market the Hertz Travel Card.

        2. (a) Consultant may market the Hertz Travel Card for long distance calling at the rates specified in Hertz' Tariff(s) on file with the Federal
Communications Commission and in applicable state tariffs.   Rates are subject
to change in the applicable Hertz Technologies, Inc. Tariff(s). Consultant may also market enhanced services for the Hertz Travel Card (e.g., voice mail and facsimile transmissions) at the rates currently in effect for those services. Consultant is responsible that rates quoted are accurate and current.

            (b) Hertz shall pay Consultant a commission for customer orders for the Hertz Travel Card which Hertz, in its sole discretion, accepts in writing. Commissions will be paid on minutes of use (international, interstate, intrastate) of the Hertz Travel Card and the rate of eight percent (8%) of the dollar billed to the Customer. Commissions will not be paid on charges for enhanced services.

           (c) Commissions to Consultant shall be paid within thirty (30) days of Hertz' invoice to Customer. With each commission, Hertz will provide Consultant a statement summarizing the computation of the commissions. All commission payments will be final and binding upon the Consultant unless written objection thereto is delivered to Hertz within sixty (60) days of Consultant's receipt of payment.

        3. the Hertz Travel Card will be provided only in jurisdictions in which Hertz has obtained the necessary certification from the appropriate governmental authority to offer such service.

        4. Except as herein above provided, the Marketing Agreement is, in all respects, ratified and confirmed, and all of the terms, provisions and conditions thereof shall remain in full force and effect.

        5. The signatories below warrant and represent that they are authorized to sign on behalf of the parties to the Marketing Agreement.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Marketing Agreement as of the date first above written.


                                        HERTZ TECHNOLOGIES, INC.



                                        By: /s/  LARRY W. JORDAN
                                            ------------------------------
                                                  Larry W. Jordan


                                        Title:  Director

                                        Date:  8-3-95
                                               ---------------------------




                                        CONSORTIUM 2000



                                        By: /s/ JERRY DACKERMAN
                                            ------------------------------
                                                Jerry Dackerman

                                        Title: Pres/CEO
                                               ---------------------------


                                        Date:  July 18, 1995
                                               ---------------------------

                               AMENDMENT NO. 2 TO
                            HERTZ TECHNOLOGIES, INC.
                              MARKETING AGREEMENT


        This Amendment No. 2 dated July 7, 1995, to Marketing Agreement dated July 7, 1995, ("the Marketing Agreement") is entered into between Hertz Technologies, Inc. ("Hertz") and Consortium 2000 ("Consultant").

        WHEREAS, under the Marketing Agreement, Hertz appointed Consultant a nonexclusive representative to promote and market Hertz telecommunications services;

        WHEREAS, Hertz agreed to pay Consultant a commission for customer orders accepted by Hertz in accordance with Schedule B of the Marketing Agreement;

        WHEREAS, Hertz is offering new products, Option "O", Option "P" and Option "S47", as presubscribed services of the Hertz Technologies Network;

        WHEREAS, Option "O", Option "P" and Option "S47" offer long distance calling; and

        WHEREAS, Consultant wishes to be appointed as a nonexclusive representative of Hertz to market and promote Option "O", Option "P" and Option "S47".

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows;

        1. Hertz hereby appoints Consultant as a nonexclusive representative to promote and market Option "O", Option "P" and Option "S47".

        2.      (a)     Consultant may market Option "O", Option "P" and Option
"S47" for long distance calling at the rates specified in Hertz' tariff(s) on file with the Federal Communications Commission and in applicable state tariffs. Rates are subject to change in the applicable Hertz Technologies, Inc. tariff(s). Consultant is responsible that rates quoted are accurate and current, and shall indemnify and hold Hertz harmless from any claims, actions, or damages arising from incorrect rate quotes.

                (b) Hertz shall pay Consultant a commission for customer orders for Option "O", Option "P" and Option "S47" which Hertz, in its sole discretion, accepts in writing. Commissions will be based on minutes of use and will be determined as set forth in Exhibit A to this Amendment. The Commission rate will be based only in accordance with Exhibit A. No other commissions or compensation will be paid for Option "O", Option "P" or Option "S47". The commissions set forth in Schedule B of the Marketing Agreement are not applicable to Option "O", Option "P" or Option "S47".

                (c)     Commissions to Consultant shall be paid within thirty
(30) days of Hertz' invoice to Customer. If an invoice remains unpaid for 90 days, Hertz may terminate commission to Consultant until customer pays all outstanding balances. With each commission payment, Hertz will provide Consultant a statement summarizing the computation of the commissions. All commission payments will be final and binding upon the Consultant unless written objection thereto is delivered to Hertz within thirty (30) days of Consultant's receipt of payment.

        3. Option "O", Option "P" and Option "S47" will be provided only in jurisdictions in which Hertz has obtained the necessary certification from the appropriate governmental authority to offer such services.

        4. Except as herein above provided, the Marketing Agreement is, in all respects, ratified and confirmed, and all of the terms, provisions and conditions thereof shall remain in full force and effect.

        5. The signatories below warrant and represent that they are authorized to sign on behalf of the parties to the Marketing Agreement.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Marketing Agreement as of the date first above written.

                                HERTZ TECHNOLOGIES, INC.


                                By: /s/ LARRY W. JORDAN
                                    ----------------------------------
                                        Larry W. Jordan

                                Title: Director - Business Development

                                Date:            8-3-95
                                     ---------------------------------


                                CONSORTIUM 2000


                                By: /s/ JERRY DACKERMAN
                                    ----------------------------------
                                        Jerry Dackerman

                                Title: Pres/CEO
                                       -------------------------------

                                Date:          July 18, 1995
                                      --------------------------------

                                  EXHIBIT A TO
                               AMENDMENT NO. 4 TO
                            HERTZ TECHNOLOGIES, INC.
                              MARKETING AGREEMENT

Option "O"
----------

----------------------------------------------------------------------------------------------
                         Month-to-Month     12 Month Term     12 Month Term     12 Month Term
                           *  /Mo Min         *  /Mo Min        *  /Mo Min            /Mo Min
----------------------------------------------------------------------------------------------
Switched Interstate
Dedicated Interstate
Intrastate - Level I                     * ASTERISKS APPLY TO EACH
California (929)                           OF THESE LISTINGS
Intrastate - Level II
International
----------------------------------------------------------------------------------------------


Option "P"
----------

----------------------------------------------------------
                         Month-to-Month     12 Month Term
                             /Mo Min            /Mo Min
----------------------------------------------------------
Switched Interstate
Dedicated Interstate         * ASTERISKS APPLY TO EACH
California (929)               OF THESE LISTINGS
Intrastate
International
----------------------------------------------------------


Option "S47"
------------

----------------------------------------------------------------------------
                         12 Month Term      24 Month Term     36 Month Term
----------------------------------------------------------------------------
Interstate Level I
Interstate Level II                 * ASTERISKS APPLY TO EACH
California (929)                      OF THESE LISTINGS
Interstate Level III
Intrastate
International
----------------------------------------------------------------------------